TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Distributions to Shareholders                                  9
         Independent Auditors' Report                                  10
         Portfolio of Investments                                      11
         Notes to Portfolio of Investments                             14
         Statement of Assets and Liabilities                           15
         Statement of Operations                                       16
         Statements of Changes in Net Assets                           17
         Notes to Financial Statements                                 18










IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.



USAA FAMILY OF FUNDS SUMMARY

         FUND                                     MINIMUM
       TYPE/NAME            VOLATILITY           INVESTMENT
----------------------------------------------------------------
CAPITAL APPRECIATION
----------------------------------------------------------------
 Aggressive Growth          Very high             $3,000
 Emerging Markets           Very high              3,000
 First Start Growth
  (Registered Trademark)    Moderate to high       3,000
 Gold                       Very high              3,000
 Growth                     Moderate to high       3,000
 Growth & Income            Moderate               3,000
 International              Moderate to high       3,000
 S&P 500(Registered
  Trademark)Index           Moderate               3,000
 Science & Technology       Very high              3,000
 Small Cap Stock            Very high              3,000
 World Growth               Moderate to high       3,000
----------------------------------------------------------------
ASSET ALLOCATION
----------------------------------------------------------------
 Balanced Strategy          Moderate              $3,000
 Cornerstone Strategy       Moderate               3,000
 Growth and Tax
  Strategy                  Moderate               3,000
 Growth Strategy            Moderate to high       3,000
 Income Strategy            Low to moderate        3,000
----------------------------------------------------------------
INCOME - TAXABLE
----------------------------------------------------------------
 GNMA(Registered Trademark) Low to moderate       $3,000
 High-Yield
  Opportunities             High                   3,000
 Income                     Moderate               3,000
 Income Stock               Moderate               3,000
 Intermediate-Term
  Bond                      Low to moderate        3,000
 Short-Term Bond            Low                    3,000
----------------------------------------------------------------
INCOME - TAX EXEMPT
----------------------------------------------------------------
 Long-Term                  Moderate              $3,000
 Intermediate-Term          Low to moderate        3,000
 Short-Term                 Low                    3,000
 State Bond Income          Moderate               3,000
----------------------------------------------------------------
MONEY MARKET
----------------------------------------------------------------
 Money Market               Very low              $3,000
 Tax Exempt
  Money Market              Very low               3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                Very low               3,000
 State Money Market         Very low               3,000
----------------------------------------------------------------



FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT



[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

--------------------------------------------------------------------------------
SO FAR 2000 HAS BEEN AN UNINSPIRING INVESTMENT YEAR. LOOKING AT VARIOUS MARKET AVERAGES, AN INVESTOR SEES MARKETS THAT ARE CLOSE TO ZERO RETURN, SLIGHTLY DOWN OR SLIGHTLY UP.
--------------------------------------------------------------------------------

The biggest attention-grabber among indices is the Dow Jones Utilities. As reported August 20 in THE NEW YORK TIMES, for the 2000 calendar year it is up 27.53%! If anyone predicted that, I missed it.

Years like this for the broad averages are, in a way, predictable. We know that the S&P 500 Index, for instance, is not likely to take a sudden quantum leap and begin to average 30% return per year. I believe it possibly will return somewhere around 12%. (Please note I am surmising, not guaranteeing.) Another interesting thing about the year 2000 is the number of actively managed funds that are outperforming index funds.

Markets must take breathers like this. Such a pause allows the valuations of securities to become more normal. That means that the relationship of, for instance, a company's earnings per share to the price of a share becomes less extreme. This, in turn, could ultimately allow the expected returns on stocks to resume.

A family of mutual funds has the potential to make this kind of a period easier. Ideally, you can build an asset allocation to express your risk tolerance. Many fixed-income fund returns look very good in a year like this. And even if you don't build such a portfolio, a fund family makes it easy to retreat to safety because of the availability of bond and money market funds.

As you probably know, I am a strong proponent of asset allocation to build a portfolio you can live with. That's because somewhere down the road this market will ignite, and when it does you want to be sure you are there.


Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.









INVESTMENT REVIEW


USAA INCOME FUND

OBJECTIVE: Maximum current income without undue risk to principal.

TYPES OF INVESTMENTS: Invests principally in income-producing securities.

----------------------------------------------------------------------------
                                         7/31/99                7/31/00
----------------------------------------------------------------------------
  Net Assets                           $1,415.4 Million     $1,273.3 Million
  Net Asset Value Per Share                 $11.70               $11.60
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/00
----------------------------------------------------------------------------
           1 YEAR                   5 YEARS                10 YEARS
            6.11%                   6.76%                    8.19%
----------------------------------------------------------------------------


TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.




                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Fund, the Lehman Brothers Aggregate Bond Index, and the Lipper Corporate Debt A-Rated Average for the period of 07/31/1990 through 07/31/2000. The data points from the graph are as follows:

               USAA INCOME            LEHMAN BROTHERS         LIPPER CORP. DEBT
                  FUND             AGGREGATE BOND INDEX        A-RATED AVERAGE
              -------------        --------------------       -----------------

07/31/90         $10,000                  $10,000                   $10,000
01/31/91          10,509                   10,581                    10,456
07/31/91          11,230                   11,070                    10,977
01/31/92          12,189                   11,959                    11,945
07/31/92          13,119                   12,706                    12,774
01/31/93          13,777                   13,271                    13,337
07/31/93          14,693                   13,998                    14,217
01/31/94          14,956                   14,484                    14,766
07/31/94          14,196                   14,011                    14,075
01/31/95          14,518                   14,149                    14,149
07/31/95          15,849                   15,428                    15,481
01/31/96          17,602                   16,547                    16,690
07/31/96          16,765                   16,282                    16,278
01/31/97          17,798                   17,086                    17,111
07/31/97          18,802                   18,035                    18,116
01/31/98          19,963                   18,919                    18,946
07/31/98          20,628                   19,454                    19,449
01/31/99          21,561                   20,446                    20,260
07/31/99          20,712                   19,938                    19,602
01/31/00          20,623                   20,069                    19,622
07/31/00          21,977                   21,127                    20,444

DATA FROM 7/31/90 THROUGH 7/31/00



THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA INCOME FUND TO THE BROAD-BASED LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LIPPER CORPORATE DEBT A-RATED AVERAGE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX MADE UP OF THE GOVERNMENT/CORPORATE INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX. THE LIPPER CORPORATE DEBT A-RATED AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL CORPORATE DEBT FUNDS A-RATED, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.









MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: MARGARET "DIDI" WEINBLATT, CFA, APPEARS HERE]

MARKET CONDITIONS

The Federal Reserve Board (the Fed) is now a year into the tightening cycle that began in June 1999; it has raised interest rates six times for a total of 1.75%. Yields on Treasury bonds started the fiscal year slightly above 6% and rose steadily through mid-January to 6.75%. Faced with a large budget surplus, in mid-January the U.S. government announced a buyback of Treasury bonds. This created strong demand for long-term Treasury bonds, and as a result their yields fell and prices rose.



                     10- & 30-YEAR U.S. TREASURY BOND YIELDS

A chart in the form of a line graph appears here, illustrating the performance of a 10- and 30-year U.S. Treasury Bond Yields for the period 07/30/1999 through 07/31/2000. The data points from the graph are as follows:

                 10-Year        30-Year
                 -------        -------
07/30/99          5.90%          6.10%
08/16/99          5.96%          6.09%
08/31/99          5.97%          6.06%
09/15/99          5.92%          6.10%
09/30/99          5.88%          6.05%
10/15/99          6.07%          6.26%
10/29/99          6.02%          6.16%
11/15/99          5.92%          6.02%
11/30/99          6.19%          6.29%
12/15/99          6.24%          6.33%
12/31/99          6.44%          6.48%
01/14/00          6.68%          6.70%
01/31/00          6.67%          6.49%
02/15/00          6.55%          6.25%
02/29/00          6.41%          6.14%
03/15/00          6.29%          6.08%
03/31/00          6.00%          5.83%
04/14/00          5.85%          5.78%
04/28/00          6.21%          5.96%
05/15/00          6.45%          6.15%
05/31/00          6.27%          6.01%
06/15/00          6.05%          5.92%
06/30/00          6.03%          5.90%
07/14/00          6.10%          5.88%
07/31/00          6.03%          5.78%


But the Fed's tightening caused yields on short-term bonds to rise. The result was an INVERTED Treasury yield curve -- a condition where yields of long-term bonds are lower than those of short-term bonds. The chart below shows the yield curve for the beginning and end of the fiscal year. At the beginning of the fiscal year, yields on long-term bonds were higher than those of short-term bonds. This is a NORMAL yield curve, where buyers demand an extra yield premium for the risk of lending money for a longer period of time. But since January, short-term rates have been higher than long-term.



                             HISTORICAL YIELD CURVE

A chart in the form of a line graph appears here, illustrating the yield curve for the beginning and end of the fiscal year for the period 07/30/1999 through 07/31/2000. The data points from the graph are as follows:

                 07/30/1999        07/31/2000        CHANGE
                 ----------        ----------        ------

3 month              4.74%             6.18%          1.44%
6 month              4.84%             6.35%          1.52%
1 year               5.10%             6.05%           .95%
2 year               5.62%             6.28%           .67%
5 year               5.79%             6.14%           .35%
10 year              5.90%             6.04%           .13%
30 year              6.10%             5.79%         - .32%




PERFORMANCE

For the 12-month period ending July 31, 2000, the USAA Income Fund had a total return of 6.11%, ahead of the 4.10% average return for the A-rated bond fund category of Lipper Analytical Services, Inc. and the 5.97% return for the Lehman Brothers Aggregate Bond Index. Lipper ranked the Fund 5 out of 175, 4 out of 115, and 7 out of 42 funds for the one-, five-, and 10-year periods, respectively, in the A-rated bond fund category for the period ended July 31, 2000. Lipper rankings are based on total returns.

The Fund benefited from its overweight position in U.S. government and agency mortgage-backed securities (56.8% of the Fund). In the last six months, the 9.9% position in preferred stock of real estate investment trusts (REITs) posted stellar returns after dragging down performance for much of last year. Long-term Treasuries posted their best six-month return in five years.

The Fund also benefited from its slightly longer average duration during most of the period. (Duration is a measure of a fund's sensitivity to changes in interest rates.) As of July 31, 2000, the Fund's duration has been shortened to
5.8 years.

As Treasury bond yields fell, corporate yields held steady or rose slightly. Thus the spread (or difference in yield) between corporate and Treasury bonds has increased, making corporate bonds more attractive relative to other fixed-income securities. This created a buying opportunity that we used to increase the Fund's allocation in corporate bonds to 22.5% from 16% at the beginning of the fiscal year. The table below shows yields and yield spreads between Ford Motor Company Global Landmark Security (GlobLS) 7.45% coupon maturing on July 16, 2031, and the Treasury 5 1/4 coupon maturing on November 15, 2028. The Ford securities, issued in July 1999 at a yield spread of 1.40% over the Treasury bond, today yields 2% more than the same Treasury. While the yield on the Treasury has gone down during this period, the yield on the Ford security has increased.




                      HISTORICAL YIELDS AND YIELD SPREADS

A chart in the form of a line graph appears here, illustrating the historical yield and yield spreads between Ford Motor Company Global Landmark Security (GlobLS) 7.45% coupon maturing on July 16, 2031, and the Treasury 5 1/4 coupon maturing on November 15, 2028 for the period 07/30/1999 through 07/31/2000. The data points from the graph are as follows:

                TREASURY           FORD           SPREAD
                --------           ----           ------

07/30/99          6.19%            7.61%           1.42%
08/31/99          6.24%            7.59%           1.35%
09/30/99          6.24%            7.58%           1.34%
10/29/99          6.32%            7.55%           1.23%
11/30/99          6.45%            7.60%           1.15%
12/31/99          6.62%            7.74%           1.12%
01/31/00          6.55%            7.88%           1.33%
02/29/00          6.29%            7.90%           1.61%
03/31/00          6.01%            7.69%           1.68%
04/28/00          6.17%            7.87%           1.70%
05/31/00          6.22%            8.16%           1.94%
06/30/00          6.11%            7.97%           1.86%
07/31/00          5.96%            7.92%           1.96%



DIVIDENDS

As of June 28, 2000, the Fund's dividend was increased from 6.25 cents to 6.4 cents. The current portfolio of investments supports this new monthly dividend.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
11-13.









OUTLOOK

Our outlook for the bond market hinges on Fed policy. After a year of Fed tightening, the economy is beginning to show signs of slowing -- good news for the bond market. A slowing economy would signal that the tightening cycle might be nearing its end. For this reason, we are cautiously optimistic about the outlook for the bond market.

Going forward, we plan to keep our basic strategy intact: investing in mortgage-backed pass-through securities, Treasury bonds, intermediate-term corporate bonds, and REITs. We continue to use the spread widening in corporate bonds to add to this sector and to increase the income component of the Fund.

We appreciate your confidence in us, and look forward to serving you in the future.


----------------------------------------------------------------------
                         TOP 10 SECURITIES
----------------------------------------------------------------------
                             COUPON RATE %          % OF NET ASSETS
                             -------------          ---------------
FNMA                             7.50                    14.9
GNMA                             7.50                    12.9
GNMA                             6.00                     9.6
GNMA                             7.00                     8.9
GNMA                             6.50                     6.2
U.S. Treasury Bond               5.25                     5.0
FNMA                             7.00                     3.2
Phillips Petroleum Co., Notes    8.75                     1.7
Ford Motor Credit Co.,
  Global Notes                   7.50                     1.6
Household Finance Corp., Notes   7.25                     1.5
----------------------------------------------------------------------

YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
11-13.









DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.



                     Ordinary income                 $.7531 *
                     Long-term capital gains          .0276
                                                     ------
                        Total                        $.7807
                                                     ======



* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.









INDEPENDENT AUDITORS' REPORT


KPMG



The Shareholders and Board of Directors

USAA INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                              KPMG LLP

San Antonio, Texas
September 1, 2000












USAA INCOME FUND
PORTFOLIO OF INVESTMENTS

JULY 31, 2000


                                                                                  MARKET
 NUMBER                                                                           VALUE
OF SHARES                  SECURITY                                               (000)
-----------------------------------------------------------------------------------------
                           STOCKS (10.2%)

                           COMMON (0.3%)
230,000   Nationwide Health Properties, Inc. (cost: $2,359)                    $    3,622
                                                                               ----------

                        PREFERRED (9.9%)
 57,846   Archstone Communities Trust depositary shares "B",
              9.00% cumulative redeemable                                           1,359
483,800   Avalon Bay Communities, Inc., "C", 8.50% cumulative redeemable           11,157
421,240   Avalon Bay Communities, Inc., "D", 8.00% cumulative redeemable            9,030
103,107   Avalon Bay Communities, Inc., "F", 9.00% cumulative redeemable            2,391
444,526   Avalon Bay Communities, Inc., "G", 8.96% cumulative redeemable           10,280
211,268   Duke-Weeks Realty Corp., Inc. depositary shares "A",
              9.10% cumulative redeemable                                           5,084
332,655   Equity Office Properties Trust depositary shares "A",
              8.98% cumulative redeemable                                           7,942
 40,000   Equity Residential Properties Trust depositary shares "B",
               9.125% cumulative redeemable                                           980
575,000   Equity Residential Properties Trust depositary shares "C",
              9.125% cumulative redeemable                                         14,088
115,300   Equity Residential Properties Trust depositary shares "F",
              9.65% cumulative redeemable                                           2,796
142,500   Equity Residential Properties Trust depositary shares "K",
              8.29% cumulative redeemable                                           6,782
452,600   First Industrial Realty Trust, Inc. depositary shares "B",
              8.75% cumulative redeemable                                          10,070
412,000   Gables Residential Trust "A", 8.30% cumulative redeemable                 8,575
250,000   Post Properties, Inc. "A", 8.50% cumulative redeemable                   11,438
194,660   Prologis Trust, Inc. "A", 9.40% cumulative redeemable                     4,611
338,500   Prologis Trust, Inc. "C", 8.54% cumulative redeemable                    14,682
200,000   Shurgard Storage Centers, Inc. "B", 8.80% cumulative redeemable           4,538
                                                                               ----------
          Total preferred (cost: $139,196)                                        125,803
                                                                               ----------
          Total stocks (cost: $141,555)                                           129,425
                                                                               ----------





PRINCIPAL
AMOUNT                                                   COUPON
(000)                             SECURITY                RATE      MATURITY
-----------------------------------------------------------------------------------------

                          CORPORATE OBLIGATIONS (22.5%)
$ 8,000   Associates Corp. of North America,
              Senior Notes                               6.25%     11/01/2008       7,211
 13,000   AT&T Capital Corp., MTN                        7.50      11/15/2000      13,023
 10,000   Bank One Corp. (b)                             7.88       8/01/2010       9,962


 20,000   BankBoston N.A., MTN                           6.38       4/15/2008      18,482
  5,000   Caliber Systems, Inc., Notes                   7.80       8/01/2006       4,903
  4,900   Consolidated Rail Corp., Debentures            9.75       6/15/2020       5,575
 20,000   Cummins Engine Co., Inc., MTN, Series A        6.45       3/01/2005      18,595
 15,000   DaimlerChrysler NA Holding, Global Debentures  8.00       6/15/2010      15,273
  9,000   Finova Capital Corp., MTN                      7.25      11/08/2004       8,070
 10,000   Finova Capital Corp., MTN                      6.00       1/07/2004       8,246
 15,000   First Union Corp., Subordinated Notes          7.50       7/15/2006      14,771
 20,000   Ford Motor Credit Co., Global Notes            7.50       3/15/2005      19,920
 20,000   Household Finance Corp., Notes                 7.25       5/15/2006      19,474
 10,000   MBNA Corp.                                     6.75       3/15/2008       9,192
 20,000   Merrill Lynch & Co., MTN, Series B (c)         6.00      10/11/2005      18,683
 20,000   Phillips Petroleum Co., Notes                  8.75       5/25/2010      21,319
 15,000   ServiceMaster Co., Notes                       8.45       4/15/2005      15,030
  5,000   TriNet Corporate Realty Trust, Inc., Notes     7.95       5/15/2006       4,217
 15,000   Washington Mutual, Inc., Subordinated Notes    8.25       4/01/2010      15,093
 15,000   Waste Management Technologies, Inc., Notes     7.00      10/15/2006      13,771
  9,000   Wells Fargo & Co., Subordinated Notes          6.88       4/01/2006       8,746
 16,750   Yosemite Security Trust I, Bonds (a)           8.25      11/15/2004      16,835
                                                                               ----------
            Total corporate obligations (cost: $292,842)                          286,391
                                                                               ----------

                    EURODOLLAR AND YANKEE OBLIGATIONS (1.9%)

 10,000   Province of Quebec, Debentures                 6.50       1/17/2006       9,623
 15,000   Province of Quebec, Global Debentures          7.00       1/30/2007      14,723
                                                                               ----------
            Total eurodollar and yankee obligations (cost: $23,812)                24,346
                                                                               ----------

                    U.S. GOVERNMENT & AGENCY ISSUES (62.6%)

          FEDERAL NATIONAL MORTGAGE ASSN. (18.0%)
 41,372   7.00%, 9/01/2022 - 9/01/2023                                             40,270
191,453   7.50%, 2/01/2022 - 7/01/2030                                            189,413
                                                                               ----------
                                                                                  229,683
                                                                               ----------
          GOVERNMENT NATIONAL MORTGAGE ASSN. (38.8%)
132,193   6.00%, 8/15/2028 - 10/15/2028                                           122,003
 83,439   6.50%, 6/15/2023 - 5/15/2028                                             79,478
116,151   7.00%, 5/15/2023 - 7/15/2029                                            113,077
165,109   7.50%, 7/15/2023 - 8/15/2029                                            164,049
 14,961   8.00%, 4/15/2030                                                         15,092
                                                                               ----------
                                                                                  493,699
                                                                               ----------

          U.S. TREASURY BONDS (5.0%)
 70,571   5.25%, 11/15/2028                                                        63,624
                                                                               ----------
          OTHER U.S. GOVERNMENT AGENCIES (0.8%)
 10,000   Tennessee Valley Auth., Global Note,
            Power Bond Series G                          7.13%      5/01/2030      10,132
                                                                               ----------
            Total U.S. government & agency issues (cost: $821,748)                797,138
                                                                               ----------

                         MONEY MARKET INSTRUMENT (3.1%)
 39,736   General Electric Capital Corp., CP
            (cost: $39,736)                              6.64       8/01/2000      39,736
                                                                               ----------
            Total investments (cost: $1,319,693)                               $1,277,036
                                                                               ==========




                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            U.S. Government                                     62.6%
            Real Estate Investment Trusts                       10.5
            Finance - Diversified                                5.4
            Finance - Consumer                                   3.7
            Banks - Major Regional                               3.6
            Foreign Government                                   1.9
            Oil - Domestic Integrated                            1.7
            Investment Banks/Brokerage                           1.5
            Heavy Duty Trucks & Parts                            1.4
            Natural Gas Utilities                                1.3
            Automobiles                                          1.2
            Banks - Money Center                                 1.2
            Savings & Loan Holding Co.                           1.2
            Services - Commercial & Consumer                     1.2
            Waste Management                                     1.1
            Other                                                0.8
                                                               -----
            Total                                              100.3%
                                                               =====









USAA INCOME FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JULY 31, 2000




GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is $1,320,735,000.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

(b) At July 31, 2000, the cost of securities purchased on a delayed-delivery basis was $9,944,000.

(c) At July 31, 2000, a portion of this security was segregated to cover delayed-delivery purchases.


PORTFOLIO DESCRIPTION ABBREVIATIONS
     CP    Commercial Paper
     MTN   Medium-Term Note




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.







USAA INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JULY 31, 2000





ASSETS
   Investments in securities, at market value (identified cost of $1,319,693)    $1,277,036
   Cash                                                                                 192
   Receivables:
      Capital shares sold                                                               827
      Dividends and interest                                                         11,167
                                                                                 ----------
         Total assets                                                             1,289,222
                                                                                 ----------

LIABILITIES
   Securities purchased                                                              14,276
   Capital shares redeemed                                                            1,203
   USAA Investment Management Company                                                   259
   USAA Transfer Agency Company                                                         118
   Accounts payable and accrued expenses                                                 85
                                                                                 ----------
         Total liabilities                                                           15,941
                                                                                 ----------
            Net assets applicable to capital shares outstanding                  $1,273,281
                                                                                 ==========

REPRESENTED BY:
   Paid-in capital                                                               $1,345,500
   Accumulated undistributed net investment income                                    3,472
   Accumulated net realized loss on investments                                     (33,034)
   Net unrealized depreciation of investments                                       (42,657)
                                                                                 ----------
            Net assets applicable to capital shares outstanding                  $1,273,281
                                                                                 ==========
   Capital shares outstanding                                                       109,802
                                                                                 ==========
   Authorized shares of $.01 par value                                              270,000
                                                                                 ==========
   Net asset value, redemption price, and offering price per share               $    11.60
                                                                                 ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED JULY 31, 2000






Net investment income:
   Income:
      Dividends                                                $10,880
      Interest                                                  84,033
                                                               -------
         Total income                                           94,913
                                                               -------
   Expenses:
      Management fees                                            3,165
      Transfer agent's fees                                      1,740
      Custodian's fees                                             196
      Postage                                                      215
      Shareholder reporting fees                                    49
      Directors' fees                                                3
      Registration fees                                             37
      Professional fees                                             54
      Other                                                         29
                                                               -------
         Total expenses                                          5,488
                                                               -------
            Net investment income                               89,425
                                                               -------

Net realized and unrealized gain (loss) on investments:
   Net realized loss                                           (32,061)
   Change in net unrealized appreciation/depreciation           16,788
                                                               -------
            Net realized and unrealized loss                   (15,273)
                                                               -------
Increase in net assets resulting from operations               $74,152
                                                               =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED JULY 31,



                                                                   2000          1999
                                                               -------------------------
From operations:
   Net investment income                                       $   89,425     $  105,582
   Net realized gain (loss) on investments                        (32,061)        45,287
   Change in net unrealized appreciation/depreciation of
      investments                                                  16,788       (133,924)
                                                               -------------------------
      Increase in net assets resulting from operations             74,152         16,945
                                                               -------------------------
Distributions to shareholders from:
   Net investment income                                          (85,949)      (106,248)
                                                               -------------------------
   Net realized gains                                              (3,306)       (63,044)
                                                               -------------------------
From capital share transactions:
   Proceeds from shares sold                                      142,642        283,608
   Reinvested dividends                                            70,219        141,194
   Cost of shares redeemed                                       (339,874)      (608,632)
                                                               -------------------------
      Decrease in net assets from
         capital share transactions                              (127,013)      (183,830)
                                                               -------------------------
Net decrease in net assets                                       (142,116)      (336,177)
Net assets:
   Beginning of period                                          1,415,397      1,751,574
                                                               -------------------------
   End of period                                               $1,273,281     $1,415,397
                                                               =========================

Accumulated undistributed (overdistributed)
   net investment income:
   End of period                                               $    3,472     $       (4)
                                                               =========================

Change in shares outstanding:
   Shares sold                                                     12,364         22,816
   Shares issued for dividends reinvested                           6,124         11,266
   Shares redeemed                                                (29,634)       (49,127)
                                                               -------------------------
      Decrease in shares outstanding                              (11,146)       (15,045)
                                                               =========================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA INCOME FUND
NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000




(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this annual report pertains only to the USAA Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets primarily in income-producing securities.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

4. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 2000.


(3) DISTRIBUTIONS

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the fund had a capital loss carryover for federal income tax purposes of $31,993,000, which will expire in 2008-2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2000, were $321,729,000 and $472,926,000, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 2000, were $6,607,000 and $49,264,000, respectively, and for tax purposes, $6,607,000 and $50,306,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .24% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                                                  YEAR ENDED JULY 31,
                                       -----------------------------------------------------------------------
                                             2000           1999           1998          1997           1996
                                       -----------------------------------------------------------------------
Net asset value at
   beginning of period                 $    11.70     $    12.88     $    12.54     $   11.97      $   12.11
Net investment income                         .78            .80            .85           .83            .83
Net realized and
   unrealized gain (loss)                    (.10)          (.72)           .33           .57           (.13)
Distributions from net
   investment income                         (.75)          (.80)          (.84)         (.83)          (.84)
Distributions of realized
   capital gains                             (.03)          (.46)           -             -              -
                                       -----------------------------------------------------------------------
Net asset value at
   end of period                       $    11.60     $    11.70     $    12.88     $    12.54     $    11.97
                                       =======================================================================
Total return (%)*                            6.11            .40           9.72          12.15           5.78
Net assets at
   end of period (000)                 $1,273,281     $1,415,397     $1,751,574     $1,662,981     $1,737,306
Ratio of expenses to
   average net assets (%)                     .42            .38            .38            .39            .40
Ratio of net investment
   income to average
   net assets (%)                            6.78           6.31           6.62           6.76           6.64
Portfolio turnover (%)                      24.68          54.02          47.35          57.50          81.26



* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.










DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                           LEGAL COUNSEL
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

CUSTODIAN                                INDEPENDENT AUDITORS
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS               INTERNET ACCESS
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 6:00 a.m. to 10:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777